VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2024 (Unaudited)

Par		Value
Corporate Debts - 16.2%
	Electric-Distribution – 1.9%
	Lackawanna Energy Center,
$1,638,680	Term B-2 Tranche, 8/6/2029(a)	$ 1,651,994
357,182	Term C Facility, 8/6/2029(a)	360,084
		2,012,078
	Electric-Generation – 4.0%
250,000	Carroll County Energy, LLC, 6/30/2031(a)	250,312
2,999,642	Eastern Power, LLC, 4/3/2028(a)	2,991,468
1,000,000	Hamilton Projects Acquiror, LLC, SOFR + 3.75%, 9.08%, 5/22/2031(b)	1,007,680
		4,249,460
	Energy-Alternate Sources – 1.9%
2,000,000	Oregon Clean Energy, LLC, 7/12/2030(a)	2,010,000
	Pipelines – 8.4%
4,000,000	EPIC Y-Grade Services, LP, 6/29/2029(a)	4,003,120
4,987,469	New Fortress Energy Inc., 10/30/2028(a)	4,865,899
		8,869,019

	Total Corporate Debts	17,140,557
	(Cost $17,061,727)
Private Debts(c) - 46.5%
8,000,000	Caithness Brookhaven, LLC, SOFR + 4.75%, 9.91%, 7/31/2029(b)(d)	7,946,400
1,289,400	Cottage Grove North Solar 1, LLC, WSJ Prime + 2.00%, 10.25%, 9/20/2025(b)(d)	1,286,474
1,075,500	Cottage Grove North Solar 1, LLC, Unfunded, 0.00%, 9/20/2025(d)(e)	0
1,293,000	Cottage Grove South 1, LLC, SOFR + 4.75%, 10.25%, 9/20/2025(b)(d)	1,290,066
1,073,700	Cottage Grove South 1, LLC, Unfunded, 0.00%, 9/20/2025(d)(e)	0
19,459,459	Pistos Power Holdings, LLC, SOFR + 7.50%, 12.80%, 6/30/2028(b)(d)	19,190,919
13,071,155	Porter Aircraft Leasing Corp., CORRA + 5.50%, 10.58%, 5/31/2026(b)(d)(f)(g)	9,554,589
10,000,000	SunZia Upper Co., LLC, SOFR + 5.00%, 10.33%, 6/27/2025(b)(d)	9,883,000

	Total Private Debts	49,151,448
	(Cost $49,150,432)
Shares		Value
Short-Term Investment - 50.5%
53,399,623	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class 5.19%	$ 53,399,623
	(Cost $53,399,623)
	Total Investments - 113.2%	119,691,628
	(Cost $119,611,782)
	Other Liabilities - (13.2)%	(13,997,504)
	Net Assets - 100.0%	$105,694,124

(a)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(b)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(c)	Restricted Securities.
(d)	Security value was determined by using significant unobservable inputs.
(e)	Non-income producing security.
(f)	Par amount is denominated in Canadian dollars.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
Portfolio Abbreviations:
CORRA - Canadian Overnight Repo Rate Average
LLC - Limited Liability Company
LP - Limited Partnership
SOFR - Secured Overnight Financing Rate
WSJ Prime - Wall Street Journal Prime Rate
Industry	% of Net Assets
Short-Term Investment	50.5%
Private Debts	46.5%
Pipelines	8.4%
Electric-Generation	4.0%
Electric-Distribution	1.9%
Energy-Alternate Sources	1.9%
Liabilities in excess of Other Assets	(13.2)%
Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2024 (Unaudited)

Securities Valuation - The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund.  The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value it’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.
Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.
In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund.  In such an instance, the Fund may determine to value it’s investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.
If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV.   In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market.  Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.
The June 30, 2024 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2024 NAV calculation.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2024 (Unaudited) (continued)

have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.
The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.
The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.
The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.
In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2024 is as follows:
	Total Fair Value at 06/30/2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Debts*	$17,140,557	$—	$17,140,557	$—
Private Debts	49,151,448	—	—	49,151,448
Short-Term Investment	53,399,623	53,399,623	—	—
Subtotal	$119,691,628	$53,399,623	$17,140,557	$49,151,448
Total	$119,691,628
*	See Portfolio of Investments for industry breakout.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2024 (Unaudited) (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total	Private Debts
Balance as of 03/31/2024	$—	$—
Transfers into Level 3	—	—
Net purchases (sales)	49,105,527	49,105,527
Accretion and Amortization	37,137	37,137
Realized Gain	7,768	7,768
Change in unrealized gain/loss	1,016	1,016
Balance as of 06/30/2024	$49,151,448	$49,151,448
For the period ended June 30, 2024, the total change in unrealized gain/loss on Level 3 securities still held at the end of the period was $1,016.
The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2024:
Category	Total Fair Value at 06/30/2024	Valuation Technique	Unobservable Inputs	Input Range
Private Debts	49,151,448	Amortized Cost	Cost	$0.99
		Discounted Cash Flow	Discount Rate	8.99% - 12.92%
Balance as of 06/30/2024	$49,151,448
Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral and may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest. The Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower). As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set- off between the lender and the borrower.
Payment in Kind Interest Risk. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.
Direct Lending Risk. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan depending on, among other things, the value of the underlying collateral and the Fund’s rights to that collateral. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2024 (Unaudited) (continued)

supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.
Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of June 30, 2024, the Fund invested in the following restricted securities:
Security	Acquisition Date(a)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)	% of Net Assets
Caithness Brookhaven, LLC	4/3/2024	8,000,000	$7,942	$7,946	$—	7.5%
Cottage Grove North Solar 1, LLC	6/26/2024	1,289,400	1,286	1,286	1,076	1.2%
Cottage Grove South 1, LLC	6/26/2024	1,293,000	1,290	1,290	1,074	1.2%
Pistos Power Holdings, LLC	4/4/2024	19,459,459	19,179	19,191	—	18.2%
Porter Aircraft Leasing Corp.	5/7/2024	13,071,155	9,555	9,555	—	9.0%
SunZia Upper Co., LLC	4/4/2024	10,000,000	9,898	9,883	—	9.4%
Total			$49,150	$49,151	$2,150	46.5%
(a)	Initial acquisition date as shares are purchased at various dates.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2024 (Unaudited) (continued)

Commitments and Contingencies
As of June 30, 2024, the Fund had unfunded commitments to fund delayed draw and revolving debt of $2,149,200.
Investment and Type	Rate on Unfunded Portion	Par Amount	Fair Value
Cottage Grove North Solar 1, LLC, Unfunded, 9/20/2025	0.00%	$1,075,500	$0
Cottage Grove South 1, LLC, Unfunded, 9/20/2025	0.00%	$1,073,700	0